                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.

                                                   */s/ DOUGLAS G. BORROR
                                                   ---------------------------
                                                   Douglas G. Borror

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.

                                                   */s/ DAVID S. BORROR
                                                   ---------------------------
                                                   David S. Borror

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 1998.

                                                   */s/ DONALD A. BORROR
                                                   ---------------------------
                                                   Donald A. Borror

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March, 1998.

                                                   */s/ PETE A. KLISARES
                                                   ---------------------------
                                                   Pete A. Klisares

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 1998.

                                                   */s/ GERALD E. MAYO
                                                   ---------------------------
                                                   Gerald E. Mayo

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1998.

                                                   */s/ C. RONALD TILLEY
                                                   ---------------------------
                                                   C. Ronald Tilley

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Borror Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, hereby constitutes and appoints Robert A. Meyer, Jr. and/or David S. Borror his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.

                                                   */s/ JON M. DONNEL
                                                   ---------------------------
                                                   Jon M. Donnell